VDO.Com, Inc.

                              Financial Statements

                                 March 31, 2000

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors and Stockholders of VDO.Com Inc.
Mountain View, California

We have reviewed the accompanying condensed balance sheet of VDO.Com, Inc. as of March 31, 2000 and the related condensed statements of income and cash flows for the period then ended.

 These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the condensed consolidated financial statements referred to above for them to be in conformity with generally accepted accounting principles.


/s/ Crouch, Bierwolf & Chisholm
    ---------------------------
    Crouch, Bierwolf & Chisholm



    May 20, 2000



                                  VDO.Com, Inc.
                                 Balance Sheets


                                     ASSETS

                                                                       March 31,        March 31,
                                                                         2000             1999
                                                                       ---------        ---------
CURRENT ASSETS                                                       (Unaudited)


   Cash and Cash Equivalents                                          $  28,082        $    --
   Accounts receivable - (related party)                                   --            100,308
   Equipment                                                             35,000             --
   Goodwill                                                                --               --
   Investments                                                          198,000             --
                                                                      ---------        ---------

     Total Current Assets                                               261,082          100,308
                                                                      =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Accounts payable                                                   $  76,772        $  18,772
   Accounts payable - related party                                        --             42,000
   Debenture 8% due March 28, 2002                                      122,000             --
                                                                      ---------        ---------

     Total Liabilities                                                  198,772           60,772
                                                                      ---------        ---------

   Common stock, $.001 par value, 50,000,000 shares,
     authorized, 17,700,000 shares issued and outstanding                17,700           13,400
   Additional paid in capital                                           391,800           95,100
   Deficit accumulated during development stage                        (347,190)         (68,964)
                                                                      ---------        ---------

     Total Stockholders' Equity                                          62,310           39,536
                                                                      ---------        ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 261,082        $100,308
                                                                      =========        ========



    The accompanying notes are an integral part of these financial statements




                                  VDO.Com, Inc.
                      Consolidated Statements of Operations

                                                                  For the three        For the three
                                                                   months ended         months ended
                                                                     March 31             March 31
                                                                       2000                 1999
                                                                   ------------         ------------
                                                                   (Unaudited)


SALES                                                              $       --           $     --

OPERATING EXPENSES
   General And Administrative                                           160,839               --
   Research and Development                                              25,000               --
                                                                   ------------         ------------

TOTAL EXPENSES                                                          185,839               --
                                                                   ------------         ------------

OPERATING INCOME (LOSS)                                                (185,839)              --
                                                                   ------------         ------------

NET INCOME (LOSS)                                                  $   (185,839)              --
                                                                   ============         ============

NET INCOME (LOSS) PER SHARE                                        $       (.01)              --
                                                                   ============         ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                             17,300,000         13,400,000
                                                                   ============         ============



    The accompanying notes are an integral part of these financial statements



                                  VDO.Com, Inc.
                      Consolidated Statements of Cash Flows

                                                                   For the three         For the three
                                                                   months ended          months ended
                                                                       March 31              March 31
                                                                        2000                  1999
                                                                   -------------         -------------

Cash Flows From Operating Activities                                (Unaudited)

Net income (loss)                                                    $(185,839)               --
Adjustments to Reconcile Net Income (Loss) to
  Net Cash Used in Operating Activities:
   Stock issued for services                                            31,339                --
 Change in Assets and Liabilities
  (Increase) Decrease in:
   Accounts Receivable                                                 127,147                --
   Increase/(decrease) in:
   Accounts Payable and Accrued Expenses                                65,000                --
                                                                     ---------            ---------

     Net Cash Provided (Used) by Operating Activities                   37,647                --
                                                                     ---------

Cash Flows from Investing Activities

   Purchase Investments                                               (198,000)               --
   Purchase Equipment                                                  (35,000)               --
                                                                     ---------            ---------

     Net Cash Provided (Used) by Investing Activities                 (233,000)               --
                                                                     ---------            ---------

Cash Flows from Financing Activities

  Proceeds from debt financing                                         122,000                --
                                                                     ---------            ---------

     Net Cash Provided (Used) by Financing Activities                  122,000                --
                                                                     ---------            ---------

Net Increase (Decrease) in Cash and Cash Equivalents                   (73,353)               --
                                                                     ---------            ---------

Cash and Cash Equivalents

  Beginning                                                            101,435                --
                                                                     ---------            ---------

  Ending                                                             $  28,082                --
                                                                     =========            =========

Supplemental Disclosures of Cash Flow Information:
  Cash payments for interest                                         $    --              $    --
                                                                     =========            =========
  Cash payments for income taxes                                     $    --              $    --
                                                                     =========            =========

Supplemental Schedule of Noncash Investing and Financing Activities

 Common shares issued for services                                   $    --              $    --
                                                                     =========            =========


    The accompanying notes are an integral part of these financial statements

                                  VDO.Com, Inc.
                                 March 31, 2000


NOTES TO FINANCIAL STATEMENTS

             VDO.Com, Inc. (the "Company") has elected to omit substantially all footnotes to the financial statements for the three months ended March 31, 2000, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Audit for the year ended December 31, 1999.

UNAUDITED INFORMATION

             The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

    The accompanying notes are an integral part of these financial statements

                                  VDO.Com, Inc.
                                 March 31, 2000







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the use of our report, dated May 5, 2000, in this quarterly report on Form 10-QSB for Vdo.Com, Inc.



/s/  Crouch, Bierwolf & Chisholm
     ---------------------------
     Crouch, Bierwolf & Chisholm
     Salt Lake City, Utah

     May 5, 2000